EXHIBIT     DESCRIPTION

EX-99.B1 a)Amended Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 16 filed on July 28, 1995.

            b)Amendment to the Declaration of Trust dated October 21, 1996 is included herein.

EX-99.B2 Amended and Restated Bylaws dated May 17, 1995 are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17 filed on June 28, 1996 (Accession # 0000746458-96-000009).

EX-99.B4 a) Specimen copy of American Century - Benham Tax-Free Money Market Fund, American Century - Benham Intermediate-Term Tax-Free Fund and American Century - Benham Long-Term Tax-Free Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 10.

            b) Specimen copy of American Century - Benham Florida Municipal Money Market Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15.

            c) Specimen copy of American Century - Benham Florida
            Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15.

            d) Specimen copy of American Century - Benham Arizona
            Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15.

            e) Specimen copy American Century - Benham Limited-Term Tax-Free Fund's share certificate is to be filed by amendment.

EX-99.B5 a) Investment Advisory Agreement between American Century Municipal Trust on behalf of all of its series, except American Century - Benham Limited-Term Tax-Free Fund, and Benham Management Corporation dated June 1, 1995, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 17 filed on June 28, 1996 (Accession # 746458-96-000009).

            b) Investment Management Agreement between American Century - Benham Limited-Term Tax-Free Fund and American Century Investment Management, Inc., dated -----, 1997 is to be filed by amendment.

EX-99.B6 Distribution Agreement between Benham Municipal Trust and American Century Investment Services, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 30 to the Registration Statement of the Benham Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

EX-99.B8 Custodian Agreement between American Century Municipal Trust and The Chase Manhattan Bank dated August 9, 1996 is incorporated herein by reference to Exhibit 8 to Post Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (Accession # 773674-97-000002).

EX-99.B9 Administrative Services and Transfer Agency Agreement between American Century Municipal Trust and American Century Services, Corporation dated as of September 3, 1996,. is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 30 to the Registration Statement of the American Century Government Income Trust filed on November 25, 1996 (Accession # 773674-96-000009).

EX-99.B10   Opinion and consent of counsel as to the legality of the securities being registered, dated July 17, 1996 is incorporated herein by reference to Rule 24f-2 Notice filed on July 17, 1996 (Accession #
            0000746458-96-000010).

EX-99.B11   Consent of KPMG Peat Marwick, independent auditors, is to be filed by amendment.

EX-99.B16   Schedule for computation of each performance quotation provided in response to Item 22 is incorporated herein by reference to Exhibit
            16 of Post-Effective Amendment No. 18 filed on September 3, 1996
            (Accession # 0000746458-96-000013).

EX-99.B17   Power of Attorney dated March 4, 1996 is incorporated herein by reference to Exhibit 17 of Post-Effective Amendment No. 17 filed on
            June 28, 1996 (Accession # 0000746458-96-000009).

EX-27.4.1   FDS - American Century - Benham Tax-Free Money Market Fund.

EX-27.4.2   FDS - American Century - Benham Florida Municipal Money Market Fund.

EX-27.5.3   FDS - American Century - Benham Intermediate-Term Tax-Free Fund.

EX-27.5.4   FDS - American Century - Benham Florida Intermediate-Term Municipal
                    Fund.

EX-27.5.5   FDS - American Century - Benham Arizona Intermediate-Term Municipal
                    Fund.

EX-27.5.6   FDS - American Century - Benham Long-Term Tax-Free Fund.